UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 15, 2008

OMEGA HEALTHCARE INVESTORS, INC.
(Exact name of registrant as specified in charter)

Maryland	1-11316	38-3041398
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9690 Deereco Road
Suite 100
Timonium, Maryland 21093
(Address of principal executive offices / Zip Code)

(410) 427-1700
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act.

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 14d—2(b) under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 13e—4(c) under the Exchange Act.

Item 1.01.	Entry Into a Material Definitive Agreement

On September 15, 2008, Omega Healthcare Investors, Inc. (“Omega”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with UBS Securities LLC and Stifel, Nicolaus & Company, Incorporated (the “Underwriters”) pursuant to which the Underwriters agreed to purchase 6,000,000 shares of the Company’s common stock, par value $0.10 per share (the “Common Stock”).  Omega’s total net proceeds from the offering, after deducting the underwriting discounts and commissions and other estimated offering expenses, will be approximately $97 million. The offering is expected to close on or about September 19, 2008, subject to satisfaction of customary closing conditions. Omega expects to use all of the proceeds from the sale to repay indebtedness outstanding under its senior credit facility and for working capital and general corporate purposes.

The offered shares were registered under an existing automatic shelf registration statement (the “Registration Statement”) on Form S-3 (Registration No. 333-150183) filed by Omega on April 10, 2008 with the Securities and Exchange Commission (“SEC”), including a related Prospectus as supplemented by a Prospectus Supplement dated September 15, 2008 and filed with the SEC pursuant to Rule 424(b)(2) under the Securities Act of 1933.

A copy of the form of Underwriting Agreement is attached hereto as Exhibit 1.1 and is incorporated by reference herein.

Item 8.01.	Other Events

A copy of Omega’s press release issued on September 16, 2008, announcing the pricing of its shares is attached hereto as Exhibit 99.1 and is incorporated by reference herein.  The opinion of counsel regarding the validity of the shares is attached hereto as Exhibit 5.1.

The following table is incorporated by reference into Item 14 of Part II of the Registration Statement, and sets forth the estimated expenses in connection with the issuance and distribution of the shares.  All of the expenses will be borne by Omega except as otherwise indicated.

SEC Registration Fee	$3,861	*
Accounting Fees and Expenses	$75,000
Legal Fees and Expenses	$175,000
Miscellaneous	$21,139

Total	$275,000

______________________

*	Previously paid in connection with unsold securities registered by the Company on Registration Statement No. 333-117655.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits.

Exhibit Number	Description

1.1	Form of Underwriting Agreement

5.1	Opinion of Powell Goldstein LLP regarding the legality of the Common Stock being registered

23.1	Consent of Powell Goldstein LLP (contained in Exhibit 5.1)

99.1	Press Release dated September 16, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

OMEGA HEALTHCARE INVESTORS, INC.
(Registrant)

Dated: September 16, 2008	By: /s/ Robert O. Stephenson
Robert O. Stephenson
Chief Financial Officer